SEMIANNUAL REPORT

December 31, 1996

INVESCO
INDUSTRIAL
INCOME
FUND,
INC.

A Smart Choice For
The Foundation
of Your Portfolio

INVESCO FUNDS

Economic Overview                                                   January 1997
   Overheating -- or headed into a recession? That's the question analysts have posed all year about the U.S. economy. During the third quarter of 1996, growth moderated to a "normal/dull" level of 2.2%. Representing a slowdown from the second quarter's relatively torrid pace of 4.7%, the current level of economic expansion should be moderate enough to stave off inflation fears. The rate of increase in wages, benefits, and prices for consumer and industrial goods has not accelerated over the past 12 months; the Consumer Price Index will likely end 1996 up at an annualized rate of about 3.0% -- in line with the historical average.
   A moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate accelerates, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
   Last summer, concern about the Fed and the national elections caused a pullback in equity markets. Since then, with the political status quo generally maintained vis-a-vis the president and Congress, and the economy slowing on its own, the S&P 500 resumed its upward hike.(2)
   1997 is a post-presidential election year, when the stock market has typically dropped, and volatility may well continue. Currently, valuations for many individual stocks appear high. Moderate action from the Fed over the winter -- an increase of .25% in short-term interest rates, for example -- might be interpreted by investors in a positive light, with a subsequent calming influence on price swings. Conversely, heavy-handed measures could be viewed as likely to trigger a recession, with negative consequences for corporate earnings estimates -- and stock prices; securities markets around the globe immediately dropped following Fed Chairman Alan Greenspan's December remark that current stock prices may reflect "irrational exuberance."

INVESCO Industrial Income Fund


                             Industrial Income Fund
                           Average Annual Total Return
                                as of 11/31/96(1)

                    1 year                             16.72%
                    -----------------------------------------
                    5 years                            10.99%
                    -----------------------------------------
                    10 years                           14.78%
                    -----------------------------------------

   For the six-month period ended 12/31/96, INVESCO Industrial Income Fund achieved a total return of 10.61%. During the same period, the S&P 500 had a total return of 11.67%, and the Lehman Government/Corporate Bond index had a total return of 4.88%. (Of course, past performance is not a guarantee of future results.)(1), (2)

   As the line graph illustrates, for the 10-year period ended 12/31/96, the value of a $10,000 investment in INVESCO Industrial Income Fund, plus reinvested dividends and capital gain distributions, would have risen to $39,676. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      Industrial Income Fund Total Return from 12/86 through 12/96

   This line graph compares the value of a $10,000 investment in INVESCO Industrial Income Fund to the value of a $10,000 investment in the S&P 500 Index and the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period 12/86 through 12/96.


Strategic Summary
Equity Strategy
   During 1996, we maintained broad diversification across various market sectors. However, as the bull market matures, stock selectivity within certain sectors will be more crucial. We will continue to use a "top down" approach in making equity investment decisions: first, examining economic variables to determine sectors of the economy that may outperform the market, and then selecting stocks within those sectors.
   Companies with the following attributes are considered most attractive: strong balance sheets, positive cash flows, excellent management, leadership positions, and the ability to grow earnings. This selection criteria for stocks, while providing the potential for capital appreciation, also seek to reduce risk, as stocks are picked on fundamentals rather than market momentum.
   Over the last 12 months, our disciplined, careful selection process has uncovered some exciting stocks at low valuation levels, such as Biogen, Lucent Technologies, and some of the baby bells -- Bell Atlantic, Nynex, SBC Communications, and U.S. West Communications. In the case of the regional bells, we saw companies that had underperformed the market for two years. However, these same companies had established market share, superior management, strong balance sheets, and the potential for growth in earnings. We feel companies like the baby bells, which have solid fundamentals but are out of favor with the investment community, offer an excellent investment opportunity at their current valuation levels.
   As we move forward into 1997, we have increased the fund's exposure to consumer staples -- especially in food, household products, and pharmaceuticals, as we feel stable earnings will be a crucial variable in 1997. We also see the potential for positive earnings growth in the energy sector, particularly in oil services. The technology sector might also provide positive surprises in earnings in 1997.
   The decision made by the fund's board of directors in April 1996 to permit greater emphasis on stocks in the fund's portfolio started paying off over the last six months. The fund increased its equity position from 69% of the fund's portfolio on 3/31/96 to 80.9% on 12/31/96. This intensified focus on equities helped improve the fund's performance over the six-month period ended 12/31/96. (Of course, past performance is not a guarantee of future results.)(1)

Graph:      Industrial Income Fund Diversification by Value of Total Net Assets

   This graph reflects the diversification of the Industrial Income Fund by value of total net assets in fixed income, capital goods and construction, consumer cyclical, consumer staples, energy, finance, technology, other equity and net cash and short-term securities as of December 31, 1995, June 30, 1996 and December 31, 1996.

Fixed-Income Strategy
   Even though we have currently reduced the fixed-income portion of the portfolio, it remains an important component of the fund's overall strategy. Holdings are managed to produce high current income while also seeking capital appreciation. This investment objective is pursued by a value-oriented bond management style which primarily focuses on corporate bonds, with an average duration of the portfolio between four to six years.
     Using a "bottom up" or value-approach analysis, we were able to identify corporate issuers who experienced fundamental credit quality improvement or were acquired by a better-quality issuer. Many of these credit improvements or special situations occurred in the communications industry, where consolidation was the name of the game in 1996. Companies such as Continental Cablevision (which was acquired by US WEST Communication Group), MFS Communications (which was acquired by WorldCom Inc.), and Nextel Communications are examples of firms in the portfolio that have either been acquired or have the potential to be acquired. As we move forward into 1997, fund management has started to rebalance the fixed-income portion of the portfolio. We have begun replacing high-quality bonds with investment grade putable bonds. (Putable bonds are debt obligations that allow holders to redeem the issue at specified intervals before maturity and receive full face value.) This reallocation to investment grade putable bonds should allow for growth in an up market, while offering some protection in a down market. This should help to reduce interest rate risk, as the fixed-income market might again be volatile in 1997.

Looking Forward
   As the economy moves into an unprecedented seventh year of expansion, 1997 could be a year of market volatility and a slowing economy. It is crucial to remember that the fund's unique investment philosophy of combining a diversified fixed-income segment with growth and income-oriented equity securities is intended to produce a fund that is an "all-market" fund. The fund will seek growth in bull markets, but also seeks to offer protection in an uncertain market, which may enhance returns over the long run.

Fund Management
     INVESCO  Industrial  Income Fund is co-managed  by two INVESCO  senior vice presidents. Charles P. Mayer has been responsible for the equity side of the portfolio since 1993. An industry veteran with 26 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investments Corporation.
   Charlie is assisted in choosing equity investments by INVESCO Trust Company Vice President Albert M. Grossi. Al began his career as a securities analyst in 1974. Previously, he served as a portfolio manager/senior analyst with Westinghouse Pension Investments Corporation. He holds both an MBA and BA from Rutgers University.

   Donovan "Jerry" Paul has served as co-portfolio manager of the fund since 1994, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

(1) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. (2) The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Bond index is an unmanaged index indicative of the broad fixed-income market.

INVESCO Industrial Income Fund, Inc.
Ten Largest Common Stock Holdings
December 31, 1996

Description                                                             Value
--------------------------------------------------------------------------------
Bank of New York                                                     $81,000,000
General Electric                                                      79,100,000
Warner-Lambert Co                                                     75,000,000
Hilton Hotels                                                         73,150,000
US WEST Communications Group                                          70,950,000
Exxon Corp                                                            68,600,000
Allied Signal                                                         67,000,000
Northrop Grumman                                                      66,200,000
Anheuser-Busch Cos                                                    64,000,000
International Business Machines                                       60,400,000

Composition of holdings is subject to change.

               ---------------------------------------------

INVESCO Industrial Income Fund, Inc.
Statement of Investment Securities
December 31, 1996
UNAUDITED

--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                            Amount              Value
--------------------------------------------------------------------------------
COMMON STOCKS 80.82%
AEROSPACE & DEFENSE 3.95%
General Motors Class H                                 500,000      $ 28,125,000
Lockheed Martin                                        500,000        45,750,000
McDonnell Douglas                                      460,000        29,440,000
Northrop Grumman                                       800,000        66,200,000
                                                                    ------------
                                                                     169,515,000
                                                                    ------------
AUTOMOBILE RELATED 1.66%
Borg-Warner Automotive                                 400,600        15,423,100
Chrysler Corp                                          650,000        21,450,000
Eaton Corp                                             150,000        10,462,500
Ford Motor                                             750,000        23,906,250
                                                                    ------------
                                                                      71,241,850
                                                                    ------------
BANKING 6.59%
Bank of New York                                     2,400,000        81,000,000
BankAmerica Corp                                       400,000        39,900,000
Chase Manhattan                                        300,000        26,775,000
CoreStates Financial                                   600,000        31,125,000

First Chicago NBD                                      943,000        50,686,250
Fleet Financial Group                                  500,000        24,937,500
Mellon Bank                                            400,000        28,400,000
                                                                    ------------
                                                                     282,823,750
                                                                    ------------
BIOTECHNOLOGY 0.45%
Biogen Inc*                                            498,000        19,297,500
                                                                    ------------
BUILDING & CONSTRUCTION RELATED 1.10%
Fluor Corp                                             750,000      $ 47,062,500
                                                                    ------------
CHEMICALS 1.67%
Air Products & Chemicals                               600,000        41,475,000
Olin Corp                                              800,000        30,100,000
                                                                    ------------
                                                                      71,575,000
                                                                    ------------
CLEANING PRODUCTS 1.25%
Procter & Gamble                                       500,000        53,750,000
                                                                    ------------
COMPUTER RELATED 1.99%
Hewlett-Packard Co                                     500,000        25,125,000
International Business Machines                        400,000        60,400,000
                                                                    ------------
                                                                      85,525,000
                                                                    ------------
DIVERSIFIED COMPANIES 6.18%
Allied Signal                                        1,000,000        67,000,000
du Pont (E I) de Nemours                               500,000        47,187,500
General Electric                                       800,000        79,100,000

Kansas City Southern Industries                      1,100,000        49,500,000
Tenneco Inc                                            500,000        22,562,500
                                                                    ------------
                                                                     265,350,000
                                                                    ------------
ELECTRICAL EQUIPMENT 2.26%
Emerson Electric                                       525,000        50,793,750
Honeywell Inc                                          700,000        46,025,000
                                                                    ------------
                                                                      96,818,750
                                                                    ------------
ELECTRONICS 2.26%
Intel Corp                                             400,000        52,375,000
Texas Instruments                                      700,000        44,625,000
                                                                    ------------
                                                                      97,000,000
                                                                    ------------

FOOD PRODUCTS & BEVERAGES 5.17%
Anheuser-Busch Cos                                   1,600,000        64,000,000
General Mills                                          800,000        50,700,000
Heinz (H J) Co                                       1,100,000        39,325,000
Kellogg Co                                             800,000        52,500,000
Quaker Oats                                            400,000        15,250,000
                                                                    ------------
                                                                     221,775,000
                                                                    ------------
FUNERAL SERVICES 0.52%
Service Corp International                             800,000        22,400,000
                                                                    ------------
HOTELS 1.70%
Hilton Hotels                                        2,800,000        73,150,000
                                                                    ------------
INSURANCE 1.26%
Allmerica Property & Casualty                          500,000        15,187,500
SAFECO Corp                                            460,000        18,141,250
St Paul Cos                                            350,000        20,518,750
                                                                    ------------
                                                                      53,847,500
                                                                    ------------
MACHINERY 1.57%
Cummins Engine                                         400,000        18,400,000
Foster Wheeler                                         175,000         6,496,875
Ingersoll-Rand Co                                      650,000        28,925,000
TRINOVA Corp                                           370,000        13,458,750
                                                                    ------------
                                                                      67,280,625
                                                                    ------------
MEDICAL EQUIPMENT & SUPPLIES 0.71%
Becton Dickinson & Co                                  700,000        30,362,500
                                                                    ------------
MEDICAL RELATED - DRUGS 7.14%
American Home Products                               1,000,000        58,625,000
Glaxo Wellcome PLC Sponsored ADR                     1,400,000        44,450,000
Novo-Nordisk A/S ADR                                   859,172        40,166,291
Pfizer Inc                                             400,000        33,150,000
Pharmacia & Upjohn                                     700,000        27,737,500
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                             400,000        27,200,000
Warner-Lambert Co                                    1,000,000        75,000,000
                                                                    ------------
                                                                     306,328,791
                                                                    ------------

MINING 0.83%
Newmont Mining                                         799,050        35,757,487
                                                                    ------------

OIL & GAS RELATED 10.45%
Amoco Corp                                             400,000        32,200,000
Apache Corp                                            700,000        24,762,500
Atlantic Richfield                                     400,000        53,000,000
Chevron Corp                                           400,000        26,000,000
Dresser Industries                                     700,000        21,700,000
Exxon Corp                                             700,000        68,600,000
Halliburton Co                                         300,000        18,075,000
Royal Dutch Petroleum New York
   Registry 5 Gldr Shrs                                300,000        51,225,000
Schlumberger Ltd                                       400,000        39,950,000
Sonat Inc                                              500,000        25,750,000
USX-Marathon Group                                   1,000,000        23,875,000
Union Pacific Resources Group                        1,188,778        34,771,757
Unocal Corp                                            700,000        28,437,500
                                                                    ------------
                                                                     448,346,757
                                                                    ------------
PAPER & PAPER PRODUCTS 2.09%
Champion International                                 500,000        21,625,000
International Paper                                    500,000        20,187,500
James River                                            300,000         9,937,500
Kimberly-Clark Corp                                    400,000        38,100,000
                                                                    ------------
                                                                      89,850,000
                                                                    ------------
PHOTOGRAPHY SERVICES 0.41%
Polaroid Corp                                          400,000        17,400,000
                                                                    ------------
PRINTING & PUBLISHING 0.94%
Donnelley (R R) & Sons                                 475,000        14,903,125
News Corp Ltd ADR                                      500,000        10,437,500
Time Warner                                            400,000        15,000,000
                                                                    ------------
                                                                      40,340,625
                                                                    ------------
REAL ESTATE RELATED 2.27%
Health & Retirement Properties Trust SBI             1,600,000        31,000,000
Health Care Property Investors                         550,000        19,250,000
Healthcare Realty Trust                                400,000        10,600,000
Meditrust SBI                                          500,000        20,000,000
Omega Healthcare Investors                             500,000        16,625,000
                                                                    ------------
                                                                      97,475,000
                                                                    ------------
RETAIL 4.23%
Dayton Hudson                                        1,000,000        39,250,000
May Department Stores                                  650,000        30,387,500
Penney (J C) Co                                        800,000        39,000,000
Sears Roebuck & Co                                     800,000        36,900,000
Toys "R" Us*                                         1,200,000      $ 36,000,000
                                                                    ------------
                                                                     181,537,500
                                                                    ------------

SAVINGS & LOAN 0.49%
Charter One Financial                                  504,000        21,168,000
                                                                    ------------
SHIP BUILDING 0.04%
Newport News Shipbuilding*                             100,000         1,500,000
                                                                    ------------
TELECOMMUNICATIONS 2.56%
AT&T Corp                                              800,000        34,800,000
Deutsche Telekom AG Sponsored ADR*                     260,000         5,297,500
Lucent Technologies                                    209,267         9,678,599
Motorola Inc                                           600,000        36,825,000
Nokia Corp Sponsored ADR                               400,000        23,050,000
                                                                    ------------
                                                                     109,651,099
                                                                    ------------
TIRE & RUBBER COMPANIES 0.42%
Goodyear Tire & Rubber                                 350,000        17,981,250
                                                                    ------------
TOBACCO 1.31%
Philip Morris                                          500,000        56,312,500
                                                                    ------------
TRANSPORTATION 2.16%
Conrail Inc                                            419,943        41,836,821
Norfolk Southern                                       250,000        21,875,000
Overseas Shipholding Group                             300,000         5,100,000
Union Pacific                                          400,000        24,050,000
                                                                    ------------
                                                                      92,861,821
                                                                    ------------
UTILITIES 5.19%
Bell Atlantic                                          600,000        38,850,000
GTE Corp                                               600,000        27,300,000
K N Energy                                             403,000        15,817,750
NYNEX Corp                                             800,000        38,500,000
SBC Communications                                     500,000        25,875,000
US WEST Communications Group                         2,200,000        70,950,000
US WEST Media Group*                                   300,000         5,550,000
                                                                    ------------
                                                                     222,842,750
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $2,577,406,675)                                           3,468,128,555
                                                                    ------------
PREFERRED STOCKS 0.27%
BROADCASTING 0.09%
Chancellor Radio Broadcasting Sr
   Exchangeable Pfd** Series A, 12.250%                 35,000         3,850,000
                                                                    ------------
CABLE TELEVISION 0.18%
Cablevision Systems, Depository Shrs
   Representing 1/100 Pfd**
   Series M, 11.125%                                    85,510         7,674,524
                                                                    ------------

TOTAL PREFERRED STOCKS
   (Cost $11,399,970)                                                 11,524,524
                                                                    ------------
FIXED INCOME SECURITIES 14.58%
US Government Obligations 1.17%
US Treasury Notes 6.875%, 5/15/2006                 20,000,000        20,618,740
   6.750%, 4/30/2000                                10,000,000        10,190,620
   5.875%, 2/15/2004                                20,000,000        19,475,000
                                                                    ------------
TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $49,825,617)                                               $ 50,284,360
                                                                    ------------

US Government Agency Obligations 5.78%
Federal Home Loan Mortgage
   Gold, Participation Certificates
   7.500%, 9/1/2024                               $  7,891,839         7,932,317
   7.000%, 6/1/2024                               $  8,390,666         8,261,358
   6.500%, 7/1/2008                               $ 30,427,399        30,093,276
   6.500%, 8/1/2008                               $  4,712,032         4,660,290
   6.500%, 6/1/2010                               $ 41,702,350        41,244,416
   6.500%, 8/1/2010                               $  8,963,852         8,818,628
Federal National Mortgage
   Association, Gtd Mortgage
   Pass-Through Certificates
   7.500%, 6/1/2024                               $ 13,213,327        13,260,485
   6.500%, 7/1/2008                               $ 34,980,901        34,602,372
   6.000%, 10/1/2009                              $ 20,632,402        20,001,030
Government National Mortgage
   Association I, Pass-Through Certificates
   7.500%, 10/15/2023                             $ 16,018,366        16,088,510
   7.000%, 12/15/2023                             $ 44,402,218        43,638,455
   6.500%, 3/15/2026                              $ 20,215,746        19,284,386
                                                                    ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $247,440,501)                                               247,885,523
                                                                    ------------
Corporate Bonds 7.63%
AUTOMOBILE RELATED 0.12%
General Motors Acceptance, Deb^
   6.375%, 9/30/1998                              $  5,000,000         5,012,620
                                                                    ------------
BANKING 0.15%
Sovereign Bancorp, Medium-Term
   Sub Notes, 8.000%, 3/15/2003                   $  6,500,000         6,595,186
                                                                    ------------
BROADCASTING 0.98%
Allbritton Communications Sr Sub Deb
   11.500%, 8/15/2004                             $ 12,650,000        13,345,750
   9.750%, 11/30/2007^                            $    750,000           720,000
Argyle Television, Sr Sub Notes
   9.750%, 11/1/2005                              $  7,100,000         7,171,000

Benedek Broadcasting, Sr Notes
   11.875%, 3/1/2005                              $  8,900,000         9,678,750
EZ Communications, Sr Sub
   Notes, 9.750%, 12/1/2005                       $  6,400,000         6,672,000
Young Broadcasting, Sr Sub Notes
   Series B, 9.000%, 1/15/2006                    $  4,650,000         4,522,125
                                                                    ------------
                                                                      42,109,625
                                                                    ------------
BUILDING & CONSTRUCTION RELATED 0.19%
USG Corp, Sr Notes
   8.500%, 8/1/2005                               $  8,000,000         8,260,000
                                                                    ------------
CABLE TELEVISION 0.87%
Century Communications, Sr Sub
   Notes, 11.875%, 10/15/2003                     $  1,300,000         1,374,750
Continental Cablevision, Sr Sub Deb,
   11.000%, 6/1/2007                              $ 21,800,000        24,904,865
Marcus Cable LP/Marcus
   Cable Capital III
   Sr Discount Step-Up Notes
   Zero Coupon^^, 12/15/2005                      $  7,000,000         5,022,500

UIH Australia/Pacific, Sr Discount
   Step-Up Notes, Series B Zero Coupon^^,
   5/15/2006                                      $  8,250,000         4,310,625
Videotron Holdings PLC Sr Discount Step-Up
   Notes Zero Coupon^^, 7/1/2004                  $  2,000,000         1,755,000
                                                                    ------------
                                                                      37,367,740
                                                                    ------------
GAMING 0.41%
Station Casinos, Sr Sub Notes
   9.625%, 6/1/2003                               $  3,000,000         2,970,000
Trump Atlantic City Associates/
   Trump Atlantic City Funding
   1st Mortgage Notes
   11.250%, 5/1/2006                              $  6,900,000         6,831,000
Trump Hotels & Casino Resorts
   Holdings LP/Trump Hotels &
   Casino Resorts Funding
   Sr Secured Notes
   15.500%, 6/15/2005                             $  4,000,000         4,580,000
Trump's Castle Funding
   Mortgage Notes
   11.750%, 11/15/2003                            $  3,750,000         3,328,125
                                                                    ------------
                                                                      17,709,125
                                                                    ------------
HEALTH CARE RELATED 0.09%
Tenet Healthcare, Sr Sub Notes
   10.125%, 3/1/2005                              $  3,500,000         3,867,500
                                                                    ------------
INDUSTRIAL 0.07%
Rayovac Corp, Sr Sub Notes^
   10.250%, 11/1/2006                             $  3,000,000         3,075,000
                                                                    ------------
INVESTMENT BROKERS 0.13%
Donaldson Lufkin & Jenrette
   Medium-Term Notes
   5.625%, 2/15/2016                              $  6,000,000         5,748,396
                                                                    ------------
MOTION PICTURES & TELEVISION 0.48%
Viacom Inc, Sub Deb
   8.000%, 7/7/2006                               $ 10,800,000        10,333,688
Viacom International, Sub Deb
   Series A, 7.000%, 7/1/2003                     $  7,500,000         7,075,575
   Series B, 7.000%, 7/1/2003                     $  3,140,000         2,962,307
                                                                    ------------
                                                                      20,371,570
                                                                    ------------
OIL & GAS RELATED 0.16%
Clark Oil & Refining, Sr Notes
   10.500%, 12/1/2001                             $  5,200,000         5,382,000
USX-Marathon Group, Conv Sub Deb,
   5.750%, 7/1/2001                               $  1,775,000         1,648,531
                                                                    ------------
                                                                       7,030,531
                                                                    ------------

PAPER & PAPER PRODUCTS 0.26%
SD Warren, Sr Sub Notes
   Series B, 12.000%, 12/15/2004                  $  4,500,000         4,860,000
Tembec Finance, Gtd Sr Notes
   9.875%, 9/30/2005                              $  6,600,000         6,220,500
                                                                    ------------
                                                                      11,080,500
                                                                    ------------
PRINTING & PUBLISHING 0.27%
Affiliated Newspapers Investments
   Sr Discount Step-Up Deb
   Zero Coupon^^, 7/1/2006                        $  5,000,000         4,100,000
Time Warner, Putable Deb
   6.850%, 1/15/2026                              $  7,500,000         7,351,838
                                                                    ------------
                                                                      11,451,838
                                                                    ------------
RECREATION PRODUCTS & SERVICES 0.25%
   AMF Group, Sr Sub Discount
   Step-Up Notes, Series B
   Zero Coupon^^, 3/15/2006                       $  6,000,000         3,967,500
United Artists Theatre Circuit
   Sr Secured Notes 11.500%, 5/1/2002             $  6,350,000         6,683,375
                                                                    ------------
                                                                      10,650,875
                                                                    ------------
SAVINGS & LOAN 0.34%
Western Financial Savings Bank
   Sub Capital Deb 8.500%, 7/1/2003               $ 14,000,000        14,340,774
                                                                    ------------
STEEL & IRON 0.07%
AK Steel, Sr Notes^
   9.125%, 12/15/2006                             $  3,000,000         3,060,000
                                                                    ------------
TELECOMMUNICATIONS 1.89%
Centennial Cellular, Sr Notes
   8.875%, 11/1/2001                              $ 10,480,000        10,218,000
Comcast Cellular Sr Participating Notes
   Series A, Zero Coupon, 3/5/2000                $  3,000,000         2,156,250
   Series B, Zero Coupon, 3/5/2000                $  6,000,000         4,320,000
CommNet Cellular Sr Sub Discount
   Step-Up Notes Zero Coupon^^, 9/1/2003          $  9,700,000         8,827,000
International CableTel Conv Sub Notes,
   7.000% 6/15/2008                               $ 12,000,000        10,920,000
Sr Deferred Step-Up Notes Series B,
   Zero Coupon^^ 2/1/2006                         $  9,600,000         6,528,000
MFS Communications
   Sr Discount Step-Up Notes
   Zero Coupon^^, 1/15/2006                       $ 14,800,000        10,896,500
Nextel Communications
   Sr Discount Step-Up Notes
   Zero Coupon^^, 8/15/2004                       $  6,000,000         4,087,500

Omnipoint Corp, Sr Notes
   11.625%, 8/15/2006                             $  5,000,000         5,200,000
Paging Network, Sr Sub Notes^
   10.000%, 10/15/2008                            $  9,000,000         9,123,750
PanAmSat LP/PanAmSat Capital
   Sr Sub Discount Step-Up Notes
   Zero Coupon^^, 8/1/2003                        $  9,700,000         8,996,750
                                                                    ------------
                                                                      81,273,750
                                                                    ------------
TRANSPORTATION 0.47%
Delta Air Lines
Equipment Trust Certificates
   Series 1992F, 9.300%, 1/2/2011                 $  4,585,000         5,257,661
Teekay Shipping
   1st Pfd Ship Mortgage Notes
   8.320%, 2/1/2008                               $  4,350,000         4,333,688
Viking Star Shipping
   1st Pfd Ship Mortgage Notes
   9.625%, 7/15/2003                              $ 10,000,000        10,450,000
                                                                    ------------
                                                                      20,041,349
                                                                    ------------
UTILITIES 0.43%
Camuzzi Gas^ 9.250%, 12/15/2001                   $  4,000,000         4,030,000
DQU-II Funding
   Collateral Lease 8.700%, 6/1/2016              $  9,600,000        10,375,862
Pennsylvania Power, 1st Mortgage Notes,
   6.375%, 9/1/2004                               $  4,000,000         3,820,800
                                                                    ------------
                                                                      18,226,662
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost $325,503,517)                                               327,273,041
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $622,769,635)                                               625,442,924
                                                                    ------------
SHORT-TERM INVESTMENTS 4.33%
US Government Obligations 0.69%
US Treasury Notes
   5.375%, 11/30/1997
   (Cost $29,958,000)                             $ 30,000,000        29,850,000
                                                                    ------------
Corporate Bonds 0.05%
UTILITIES 0.05%
First PV Funding, Lease Obligation Deb,
   Series 1986B 8.950%, 1/15/1997
   (Cost $2,003,558)                              $  2,003,000         2,003,000
                                                                    ------------

Commercial Paper 3.59%
FINANCE RELATED 3.12%
Deere (John) Capital
   5.950%, 1/3/1997                               $ 45,313,000        45,313,000
Ford Motor Credit
   5.910%, 1/6/1997                               $ 43,813,000        43,813,000
General Motors Acceptance
   5.920%, 1/2/1997                               $ 25,201,000        25,201,000
Sears Roebuck Acceptance
   6.100%, 1/7/1997                               $ 19,789,000        19,789,000
                                                                    ------------
                                                                     134,116,000
                                                                    ------------
LEASING COMPANIES 0.47%
Hertz Corp
   5.580%, 1/6/1997                               $ 20,000,000        20,000,000
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $154,116,000)                                               154,116,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $186,077,558)                                               185,969,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE  100.00%
   (Cost $3,397,653,838)
   (Cost for Income Tax Purposes
   $3,397,779,971)                                                 4,291,065,003
                                                                    ------------

* Security is non-income producing.

** Security may make dividend payments in other types of securities or cash.

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

^  The following are restricted securities at December 31, 1996:

                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------

AK Steel, Sr Notes
   9.125%, 12/15/2006                            12/12/96        $3,000,000             0.07%
Allbritton Communications
   Sr Sub Deb 9.750%,
   11/30/2007                                    10/15/96           690,820             0.02
Camuzzi Gas 9.250%, 12/15/2001                    12/6/96         3,992,000             0.09
General Motors Acceptance
   Deb, 6.375%, 9/30/1998                         9/25/96         4,992,100             0.12
Paging Network, Sr Sub Notes                     10/10/96-
   10.000%, 10/15/2008                           10/11/96         9,018,750             0.21
Rayovac Corp, Sr Sub Notes
   10.250%, 11/1/2006                            10/18/96         3,033,750             0.07
                                                                                   ----------
                                                                                        0.58%
                                                                                   ==========

See Notes to Financial Statements


INVESCO Industrial Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $3,397,653,838)                                          $4,291,065,003
Cash                                                                      31,235
Receivables:
   Investment Securities Sold                                          9,163,657
   Fund Shares Sold                                                    3,309,724
   Dividends and Interest                                             13,761,068
Prepaid Expenses and Other Assets                                        283,194
                                                                 ---------------
TOTAL ASSETS                                                       4,317,613,881
                                                                 ---------------

LIABILITIES
Payables:
   Distributions to Shareholders                                       1,731,099
   Investment Securities Purchased                                    14,643,579
   Fund Shares Repurchased                                            11,681,701
Accrued Distribution Expenses                                          7,442,460
Accrued Expenses and Other Payables                                      350,971
                                                                 ---------------
TOTAL LIABILITIES                                                     35,849,810
                                                                 ---------------
Net Assets at Value                                               $4,281,764,071
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                  $3,331,147,656
Accumulated Undistributed Net
   Investment Income                                                     150,971
Accumulated Undistributed Net Realized
   Gain on Investment Securities and Foreign
   Currency Transactions                                              57,054,279
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                 893,411,165
                                                                 ---------------
Net Assets at Value                                               $4,281,764,071
                                                                 ===============
Net Asset Value, Offering and Redemption
   Price per Share                                                        $13.46
                                                                 ===============

* The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 318,109,737 shares were outstanding at December 31, 1996.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Operations
Six Months Ended December 31, 1996
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                           $ 42,435,396
Interest                                                              33,671,947
   Foreign Taxes Withheld                                              (277,206)
                                                                 ---------------
TOTAL INCOME                                                          75,830,137
                                                                 ---------------
EXPENSES
Investment Advisory Fees                                              10,752,768
Distribution Expenses                                                  5,244,418
Transfer Agent Fees                                                    3,498,928
Administrative Fees                                                      319,665
Custodian Fees and Expenses                                              299,073
Directors' Fees and Expenses                                             131,638
Professional Fees and Expenses                                            75,190
Registration Fees and Expenses                                            44,494
Reports to Shareholders                                                  330,235
Other Expenses                                                            45,179
                                                                 ---------------
TOTAL EXPENSES                                                        20,741,588
Fees and Expenses Absorbed by
   Investment Adviser                                                  (590,324)
   Fees and Expenses Paid Indirectly                                   (134,221)
                                                                 ---------------
NET EXPENSES                                                          20,017,043
                                                                 ---------------
NET INVESTMENT INCOME                                                 55,813,094
                                                                 ---------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                 111,589,283
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                      251,740,738
                                                                 ---------------
NET GAIN ON INVESTMENT SECURITIES                                    363,330,021
                                                                 ---------------
Net Increase in Net Assets from Operations                          $419,143,115
                                                                 ===============

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Changes in Net Assets

                                                        Six Months                 Year
                                                          Ended                    Ended
                                                        December 31               June 30
                                                      ---------------          --------------
                                                           1996                     1996
                                                         UNAUDITED

OPERATIONS
Net Investment Income                                   $  55,813,094           $ 133,033,543
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                  111,589,283             291,155,395
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                          251,740,738             217,662,186
                                                      ---------------          --------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                 419,143,115             641,851,124
                                                      ---------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (55,753,757)           (133,792,249)
Net Realized Gain on
   Investment Securities                                (284,011,114)            (77,502,041)
                                                      ---------------          --------------
TOTAL DISTRIBUTIONS                                     (339,764,871)           (211,294,290)
                                                      ---------------          --------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             297,638,587             714,175,666
Reinvestment of Distributions                             320,938,262             198,324,457
                                                      ---------------          --------------
                                                          618,576,849             912,500,123
Amounts Paid for Repurchases
   of Shares                                            (586,726,825)         (1,182,130,063)
                                                      ---------------          --------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                                            31,850,024           (269,629,940)
                                                      ---------------          --------------
Total Increase in Net Assets                              111,228,268             160,926,894
NET ASSETS
Beginning of Period                                     4,170,535,803           4,009,608,909
                                                      ---------------          --------------
End of Period (Including
   Accumulated Undistributed Net
   Investment Income of $150,971
   and $91,634, respectively)                         $ 4,281,764,071          $4,170,535,803
                                                      ===============          ==============

                      --------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                                                21,912,297              55,792,000
Shares Issued from Reinvestment
   of Distributions                                        23,933,058              15,483,292
                                                      ---------------          --------------
                                                           45,845,355              71,275,292
Shares Repurchased                                       (43,367,770)            (92,077,091)
                                                      ---------------          --------------
Net Increase (Decrease) in
   Fund Shares                                              2,477,585            (20,801,799)
                                                      ===============          ==============

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Industrial Income Fund, Inc. (the "Fund"), was incorporated in Maryland. The Fund is an equity income fund that seeks the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in  accordance  with  procedures  established  by  the  Fund's  board  of directors.
        Short-term   securities   are  stated  at   amortized   cost   (which
    approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security
    transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date.  Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual
    basis.   Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.  Cost is determined on the specific identification basis.
        The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
        The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        Restricted  securities  held by the  Fund may not be sold  except  in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Dividends   paid  by  the  Fund  from  net   investment   income  and
    distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

F. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

       For the six months ended December 31, 1996, Fees and Expenses Paid Indirectly consisted of $129,865 included in Custodian Fees and Expenses and $4,356 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. Effective October 15, 1992, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% of average net assets in excess of $2 billion. In addition, effective October 21, 1993, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.40% of average net assets in excess of $4 billion.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   A plan of distribution pursuant to Rule 12b-1 of the Act provides for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months ended December 31, 1996, the Fund paid the Distributor $2,819,588 for reimbursement of expenses incurred.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $798,315,181 and $994,862,417, respectively.
   For the six months ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $0 and $66,243,624, respectively.
NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $919,212,483 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $25,927,451, resulting in net appreciation of $893,285,032.
NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.

   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended December 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations were $35,675. Unfunded accrued pension costs of $169,489 and pension liability of $330,273 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the six months ended December 31, 1996, there were no such borrowings.

INVESCO Industrial Income Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                     Six Months
                                                       Ended
                                                   December 31                                    Year Ended June 30
                                                  -------------  ----------------------------------------------------------
                                                       1996           1996        1995        1994        1993        1992
                                                     UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period                   $13.21      $11.92      $11.32      $11.53      $10.67       $9.74
                                                  -------------  ----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.18        0.41        0.42        0.36        0.31        0.28
Net Gains on Securities
   (Both Realized and Unrealized)                          1.20        1.53        1.14        0.02        1.33        1.38
                                                  -------------  ----------------------------------------------------------
Total from Investment Operations                           1.38        1.94        1.56        0.38        1.64        1.66
                                                  -------------  ----------------------------------------------------------






LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.18        0.41        0.42        0.36        0.32        0.29
In Excess of Net Investment Income                         0.00        0.00        0.00        0.11        0.00        0.00
Distributions from Capital Gains                           0.95        0.24        0.54        0.12        0.46        0.44
                                                  -------------  ----------------------------------------------------------
Total Distributions                                        1.13        0.65        0.96        0.59        0.78        0.73
                                                  -------------  ----------------------------------------------------------
Net Asset Value -- End of Period                         $13.46      $13.21      $11.92      $11.32      $11.53      $10.67
                                                  =============  ==========================================================

TOTAL RETURN                                            10.61%*      16.54%      14.79%       3.24%      15.66%      17.04%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                    $4,281,764  $4,170,536  $4,009,609  $3,913,322  $3,412,527  $2,092,955
Ratio of Expenses to Average Net Assets#                 0.48%*      0.93%@       0.94%       0.92%       0.96%       0.98%
Ratio of Net Investment Income to Average
   Net Assets#                                           1.34%*       3.17%       3.61%       3.11%       2.94%       2.75%
Portfolio Turnover Rate                                    20%*         63%         54%         56%        121%        119%
Average Commission Rate Paid^^                          0.0313*           -           -           -           -           -

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended December 31, 1996, and for the years ended June 30, 1996, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.50% (not annualized), 0.96%, 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 1.32% (not annualized), 3.14%, 3.58%, 3.08% and 2.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.




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INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union
Avenue, Lobby Level

INVESCO Funds Group, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.